UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-02619

Exact name of registrant as specified in charter:	MoneyMart Assets, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

DECEMBER 31, 2004

MONEYMART ASSETS, INC.

FUND TYPE

Money market

OBJECTIVE

Maximum current income consistent with stability of capital and the maintenance of liquidity

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

February 14, 2005

We hope that you find the annual report for MoneyMart Assets informative and useful. As a MoneyMart Assets shareholder, you may also be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

Thank you for choosing this fund.

Sincerely,

Judy A. Rice, President

MoneyMart Assets, Inc.

MoneyMart Assets, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of MoneyMart Assets, Inc. (the Fund) is to seek maximum current income consistent with stability of capital and the maintenance of liquidity. There can be no assurance that the Fund will achieve its investment objective.

The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market securities issued by the U.S. government, its agencies and instrumentalities, and major corporations and commercial banks in the United States and foreign countries. Maturities can range from one day to 13 months. We generally only purchase securities rated in one of the two highest short-term rating categories or one of the three highest long-term rating categories by at least two major rating agencies, or if not rated, deemed to be of equivalent quality by our investment adviser.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852.

Fund Facts as of 12/31/04
	7-Day Current Yield	Net Asset Value (NAV)	Weighted Avg. Maturity (WAM)	Net Assets (Millions)
Class A	1.49%	$1.00	46 Days	$890.6
Class Z*	1.62%	$1.00	46 Days	$192.6
iMoneyNet, Inc. Taxable Prime Retail Avg.**	1.40%	N/A	39 Days	N/A

*	Class Z shares are not subject to distribution and service (12b-1) fees.

**	iMoneyNet, Inc. regularly reports a 7-day current yield and WAM on Tuesdays. This is based on the data of all funds in the iMoneyNet, Inc. Taxable Prime Retail Average category as of December 28, 2004, the closest reported date prior to the end of our reporting period.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

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Money Market Fund Yield Comparison

Weighted Average Maturity Comparison

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. For the most recent month-end performance update, call (800) 225-1852.

The graphs portray weekly 7-day current yields and weekly WAMs for MoneyMart Assets, Inc. (Class A shares—yields only) and the iMoneyNet, Inc. Taxable Prime Retail Average every Tuesday from December 29, 2003, to December 28, 2004, the closest dates to the beginning and end of the Fund’s reporting period. Note: iMoneyNet, Inc. regularly reports a 7-day current yield and WAM on Tuesdays. For purposes of this report, iMoneyNet, Inc. reported the initial 7-day current yield and WAM on a Monday. The data portrayed for the Fund at the end of the reporting period in the graphs may not match the data portrayed in the Fund Facts table as of December 31, 2004.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

MoneyMart Assets, Inc.	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

Money markets welcomed rise in short-term rates in 2004

Yields on money market securities finally began to rise from very low levels, which was perhaps the most significant development in the money markets during 2004. Our investment strategy aimed to provide the Fund with the flexibility to take advantage of attractive investment opportunities that arose as money market yields moved progressively higher. Our approach also helped the Fund accommodate an outflow of assets that occurred in conjunction with the integration of the former Prudential Securities brokerage business with Wachovia Securities LLC. Throughout the year, the Fund provided a competitive yield.

Quick change in expectations for U.S. monetary policy in the spring

Money market yields initially hovered at very low levels in the first three months of 2004. Weaker-than-expected employment data released during those months suggested the Federal Reserve (the Fed) would leave short-term rates unchanged at low levels for the time being. However, the outlook for monetary policy changed in early April. A report showing improvement in the job market suggested the Fed would soon begin to raise short-term rates to reduce the amount of monetary stimulus in the U.S. economy. Consequently, money market yields rose and continued to head higher in May and June amid further signs of a strengthening job market and rising inflationary pressures.

Portfolio flexibility was crucial as short-term rates rose

Despite the initial rise in yields, we avoided purchasing longer-term money market securities in the second quarter of 2004. Instead we continued to invest as we had invested earlier in the year, emphasizing very short-term debt securities of banks as well as asset-backed commercial paper. We particularly favored securities that matured near the time when Fed policymakers were scheduled to meet at the end of June 2004. Our approach allowed the Fund’s weighted average maturity (WAM) to remain shorter than its competitive average. (WAM, which is expressed in days, takes into account the maturity and quantity of each security held in a portfolio. It indicates a portfolio’s sensitivity to changes in interest rates.) With a shorter-than-average WAM, we were able to reinvest the Fund’s assets more frequently in the rising-interest-rate environment and to maintain a high level of liquidity to meet the Fund’s ongoing outflows.

The widely anticipated round of rate hikes began on June 30, 2004. The federal funds rate—the overnight bank lending rate—was increased to 1.25% from 1.00%. We reinvested some of the proceeds of debt securities that matured near the end of June in higher-yielding debt securities that came due in August and September, targeting the next two meetings of the Fed’s rate-setting committee. The federal funds rate was increased by another quarter percentage point in both months, raising it to 1.75% from 1.25%.

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Mortgage giant’s woes created attractive investment opportunities

In September and early October 2004 we reinvested proceeds from maturing securities in short-term discount notes of the Federal National Mortgage Association (Fannie Mae), a government-sponsored enterprise that buys mortgages and packages them into mortgage-backed securities. Doubts that the accounting methods employed by Fannie Mae accurately reflected company earnings led investors to require higher yields on the mortgage giant’s debt securities. The Fannie Mae discount notes that we purchased represented an attractive investment opportunity relative to comparable corporate debt securities.

Bargain-hunting as the year drew to a close

We sold our Fannie Mae discount notes in December 2004 and used the proceeds to take advantage of a seasonal rise in yields that typically occurs during that month. Our purchases during that time added to the Fund’s holdings of corporate debt securities, some with fixed interest rates and others with interest rates that reset periodically based upon the London Interbank Offered Rate. We favored securities whose rates can adjust higher as Fed policymakers are expected to continue increasing short-term rates, even though the federal funds rate was raised to 2.00% from 1.75% in November and 2.25% from 2.00% in December. Our purchases in December helped lengthen the Fund’s WAM until it was more in line with that of its competitive average.

MoneyMart Assets, Inc.	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2004, at the beginning of the period, and held through the six-month period ended December 31, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

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be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MoneyMart Assets, Inc.		Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,005	0.79%	$3.96
	Hypothetical	$1,000	$1,021	0.79%	$3.99

Class Z	Actual	$1,000	$1,006	0.66%	$3.33
	Hypothetical	$1,000	$1,022	0.66%	$3.35

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

MoneyMart Assets, Inc.	7

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2004

Principal Amount (000)	Description	Value (Note 1)

Certificates of Deposit 21.2%
$25,000	Bank Of New York 2.349%, 1/31/05(b)	$24,993,756
35,000	Citibank NA 2.145%, 2/4/05	35,000,000
20,000	Credit Suisse First Boston 2.21%, 1/18/05	20,000,000
30,000	HBOS Treasury Services PLC 2.373%, 1/18/05(b)	30,000,000
41,000	Nordea Bank Finland PLC 2.39%, 3/7/05	41,000,000
	Toronto Dominion Bank NY
40,000	2.44%, 3/14/05	40,000,000
11,200	2.02%, 5/25/05	11,172,112
11,269	Wells Fargo Bank NA 2.35%, 1/27/05	11,269,000
6,000	Wells Fargo & Co. 2.57%, 3/24/05(c)	6,000,206
9,352	6.50%, 6/1/05	9,498,458

		228,933,532

Commercial Paper 42.3%
	Amsterdam Funding Corp.
6,350	2.35%, 2/2/05 144A	6,336,792
19,000	2.35%, 2/3/05 144A	18,959,245
	BankAmerica Corp.
50,000	2.23%, 2/10/05	49,876,667
	Barton Capital Corp.
19,000	2.26%, 2/9/05 144A	18,953,790
45,477	Danske Corp. 2.07%, 2/14/05	45,362,499
	Depfa Bank PLC
10,000	2.38%, 3/7/05 144A	9,957,208
40,000	2.38%, 3/8/05 144A	39,826,200
	Fcar Owner Trust Series I
1,049	2.34%, 1/25/05	1,047,370
1,017	2.31%, 2/2/05	1,014,921
	Fleet Funding Corp.
29,524	2.26%, 1/7/05 144A	29,512,879
55,000	General Electric Capital Corp. 2.22%, 2/8/05	54,871,697

See Notes to Financial Statements.

MoneyMart Assets, Inc.	9

Portfolio of Investments

as of December 31, 2004 Cont’d.

Principal Amount (000)	Description	Value (Note 1)

$20,000	Greenwich Capital Holding Funding 2.22%, 2/8/05	$19,953,345
13,475	Household Finance Corp. 2.41%, 2/18/05(c)	13,483,058
	John Hancock Financial
20,000	2.34%, 1/6/05 144A	19,993,500
15,000	2.39%, 2/2/05 144A	14,968,267
	Market Street Funding Corp.
25,000	2.36%, 1/31/05 144A	24,951,042
20,000	New Center Asset Trust 2.41%, 2/8/05	19,949,333
	Nordeutsche Landesbank Luxembourg
30,000	2.33%, 1/24/05 144A	29,955,533
	Prudential PLC
3,000	2.42%, 3/10/05 144A	2,986,343
	Spintab-SwedMortgage AB
2,000	2.43%, 3/10/05	1,990,858
	Triple A One Funding Corp.
11,000	2.36%, 1/21/05 144A	10,985,639
3,743	UBS Finance LLC 2.04%, 1/31/05	3,736,668
20,000	Westpac Capital Corp. 2.08%, 2/22/05	19,940,345

		458,613,199

Other Corporate Obligations 29.1%
45,000	American Express Credit Corp. 2.38%, 1/5/05(c)	45,000,000
25,000	Bank Of Nova Scotia 2.35%, 2/22/05(b)	24,998,664
10,000	Calyon New York 2.32%, 1/13/05(b)	9,997,713
	Goldman Sachs Group, Inc.
40,000	2.64%, 3/15/05 144A	40,000,000
	Irish Life Payment PLC
50,000	2.41%, 1/21/05 144A	49,993,256
50,000	Merrill Lynch & Co., Inc. 2.54%, 1/11/05(c)	50,000,000
20,000	Metropolitan Life Insurance 2.36%, 2/1/05(b)(e) (cost $20,000,000, purchased 10/4/04)	20,000,000

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

$43,000	Morgan Stanley Dean Witter Co. 2.52%, 1/18/05(c)	$43,000,000
32,000	Westpac Banking Corp. 2.45%, 3/11/05(c)	32,000,000

		314,989,633

U.S. Government Agency Obligations 3.8%
38,989	Federal Home Loan Mortgage Corp. 3.00%, 11/28/05	37,949,402
3,243	Federal National Mortgage Assoc. 2.466%, 3/16/05	3,226,868

		41,176,270

Municipal Bonds 1.3%
10,000	Los Angeles Dept. Wtr. & Pwr. Wtr. Wks. Rev., Var. Taxable Sys., Ser. B2 2.45%, 1/5/05(b)	10,000,000
4,400	Stephens & Stephens XI LLC 2.62%, 1/6/05(b)	4,400,000

		14,400,000

Repurchase Agreement 2.5%

27,613	Greenwich Capital Markets., 2.29%, dated 12/31/04, due 1/3/05 in the amount of $27,618,269 (d) (cost $27,613,000)	27,613,000

	Total Investments 100.2% (amortized cost $1,085,725,634(a))	1,085,725,634
	Liabilities in excess of other assets (0.2%)	(2,476,185)

	Net Assets 100%	$1,083,249,449

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(a)	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(b)	Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c)	Floating Rate Security. The interest rate shown reflects the rate in effect at December 31, 2004.
(d)	Repurchase price of $27,618,269 due 1/3/05. Collateralized by $35,200,731 Federal National Mortgage Association Strip with principal only, maturity date of 12/1/2033. The value of the collateral was $28,167,533.
(e)	Indicates a security that is restricted and has been deemed illiquid. The aggregate cost of the illiquid security is $20,000,000. The aggregate value, $20,000,000 represents 1.8% of net assets.

See Notes to Financial Statements.

MoneyMart Assets, Inc.	11

Portfolio of Investments

as of December 31, 2004 Cont’d.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Commercial Banks.	41.0%
Security Brokers & Dealers	14.1
Asset Backed Securities.	12.6
Life Insurance	10.0
Short-Term Business Credit.	5.1
Bank Holding Companies-Domestic.	4.6
Finance Services	4.2
Federal Credit Agencies	3.8
Repurchase Agreement	2.5
Personal Credit Institutions	1.2
Municipality.	0.9
Mortgage Bankers	0.2

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments, at amortized cost which approximates market value	$1,085,725,634
Receivable for Fund shares sold	6,972,739
Interest receivable	1,036,204
Prepaid expenses	112,438

Total assets	1,093,847,015

Liabilities
Payable for Fund shares reacquired	8,238,377
Accrued expenses	1,823,649
Management fee payable	288,957
Payable to custodian	99,665
Distribution fee payable	96,559
Dividends payable	46,278
Deferred directors’ fees	4,081

Total liabilities	10,597,566

Net Assets	$1,083,249,449

Net assets were comprised of:
Common stock, at par ($.001 par value; 15 billion shares authorized for issuance)	$1,083,249
Paid-in capital in excess of par	1,082,166,200

Net assets, December 31, 2004	$1,083,249,449

Class A
Net asset value, offering price and redemption price per share
($890,636,790 ÷ 890,636,790 shares of common stock issued and outstanding)	$1.00

Class Z
Net asset value, offering price and redemption price per share
($192,612,659 ÷ 192,612,659 shares of common stock issued and outstanding)	$1.00

See Notes to Financial Statements.

MoneyMart Assets, Inc.	13

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Income
Interest	$38,018,725

Expenses
Management fee	9,137,592
Distribution fee—Class A	3,529,500
Transfer agent’s fees and expenses	7,851,000
Custodian’s fees and expenses	197,000
Registration fees	85,000
Insurance	81,000
Reports to shareholders	74,000
Legal fees and expenses	71,000
Audit fee	38,000
Directors’ fee and expenses	21,000
Miscellaneous	12,451

Total expenses	21,097,543

Net investment income	16,921,182

Net realized Gain on Investments
Net realized gain on investment transactions	30,804

Net Increase In Net Assets Resulting From Operations	$16,951,986

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Increase In Net Assets
Operations
Net investment income	$16,921,182	$42,792,129
Net realized gain on investment transactions	30,804	1,064,877

Net increase in net assets resulting from operations	16,951,986	43,857,006

Dividends and distributions to shareholders (Note 1)
Class A	(15,385,425)	(42,332,082)
Class Z	(1,566,561)	(1,524,924)

	(16,951,986)	(43,857,006)

Fund share transactions (Note 4) (at $1.00 per share)
Proceeds from shares sold	5,236,131,233	22,027,286,713
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,417,894	40,036,556
Cost of shares reacquired	(9,444,422,541)	(23,921,012,672)

Net decrease in net assets from Fund share transactions	(4,193,873,414)	(1,853,689,403)

Total decrease	(4,193,873,414)	(1,853,689,403)

Net Assets
Beginning of year	5,277,122,863	7,130,812,266

End of year	$1,083,249,449	$5,277,122,863

See Notes to Financial Statements.

MoneyMart Assets, Inc.	15

Notes to Financial Statements

MoneyMart Assets, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Board of Directors.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy

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proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Loan Participation: The Fund may invest in loan participation. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and borrower (“intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily dividends from net investment income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which differ from generally accepted accounting principles.

Restricted Securities: The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of

MoneyMart Assets, Inc.	17

Notes to Financial Statements

Cont’d

PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $50 million and .30 of 1% of the Fund’s average daily net assets in excess of $50 million. The effective management fee rate was .303 of 1% for year ended December 31, 2004.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A shares pursuant to the plan of distribution at an annual rate of ..125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

PIMS has advised the Fund that for the year ended December 31, 2004, it received approximately $10,000 in contingent deferred sales charges imposed upon certain redemptions by certain Class A shareholders.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2004, the Fund incurred fees of approximately $7,143,700 for the services of PMFS. As of December 31, 2004, approximately $279,500 of such fees were due to PFMS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket and sub-transfer agent expenses paid to non-affiliates, where applicable.

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Note 4. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.

There are 20 billion authorized shares of $.001 par value common stock divided into two classes, which consist of 13 billion Class A, 2.5 billion Class B, 2.5 billion Class C and 2 billion Class Z shares.

Transactions in shares of common stock (at $1 net asset value per share) were as follows:

	Year Ended December 31,
Class A	2004	2003
Shares sold	$5,143,442,959	$21,933,775,126
Shares issued in reinvestment of dividends and distributions	12,862,324	38,512,438
Shared reacquired	(9,355,073,761)	(23,813,111,496)

Net increase (decrease) in shares outstanding	$(4,198,768,478)	$(1,840,823,932)

Class Z
Shares sold	$92,688,274	$93,511,587
Shares issued in reinvestment of dividends and distributions	1,555,570	1,524,118
Shared reacquired	(89,348,780)	(107,901,176)

Net increase (decrease) in shares outstanding	$4,895,064	$(12,865,471)

There were no transactions in Class B and Class C shares during the year.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized capital gains (losses) and paid-in capital on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized gains on investments. For the year ended December 31, 2004, the adjustment was to decrease accumulated net realized gains and increase undistributed net investment income by $30,804 for distribution of realized gains.

For the years ended December 31, 2004 and December 31, 2003, the tax character of dividends paid, $16,951,986 and $43,857,006, respectively, as reflected in the Statement of Changes in Net Assets, was ordinary Income.

MoneyMart Assets, Inc.	19

Notes to Financial Statements

Cont’d

Note 6. Other

Based on the approval of the shareholders of Special Money Market Fund, Inc. on February 17, 2005, the merger of Special Money Market Fund, Inc. with the Fund will be effective at the close of business on March 11, 2005.

20	Visit our website at www.jennisondryden.com

Financial Statements

DECEMBER 31, 2004	ANNUAL REPORT

MoneyMart Assets

Financial Highlights

Class A
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$1.000

Income from investment operations:
Net investment income and net realized gains	0.007
Dividends and distributions to shareholders	(0.007)

Net asset value, end of year	$1.000

Total Return(a):	.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$890,637
Average net assets (000)	$2,823,600
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.71%
Expenses, excluding distribution and service (12b-1) fees	.58%
Net investment income	.54%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Class A
Year Ended December 31,
2003	2002	2001	2000

$1.000	$1.000	$1.000	$1.000

0.006	0.013	0.037	0.058
(0.006)	(0.013)	(0.037)	(0.058)

$1.000	$1.000	$1.000	$1.000

.65%	1.35%	3.85%	5.94%

$5,089,405	$6,930,229	$6,440,760	$6,529,282
$6,535,734	$6,947,463	$6,846,656	$6,538,256

.62%	.61%	.65%	.67%
.49%	.48%	.52%	.54%
.63%	1.34%	3.76%	5.81%

See Notes to Financial Statements.

MoneyMart Assets, Inc.	23

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$1.000

Income from investment operations:
Net investment income and net realized gains	0.008
Dividends and distributions to shareholders	(0.008)

Net asset value, end of year	$1.000

Total Return(a):	.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$192,613
Average net assets (000)	$188,931
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.58%
Expenses, excluding distribution and service (12b-1) fees	.58%
Net investment income	.83%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2003	2002	2001	2000

$1.000	$1.000	$1.000	$1.000

0.008	0.015	0.039	0.059
(0.008)	(0.015)	(0.039)	(0.059)

$1.000	$1.000	$1.000	$1.000

.77%	1.48%	3.98%	6.07%

$187,718	$200,583	$272,733	$253,173
$198,143	$291,473	$283,850	$267,611

.49%	.48%	.52%	.54%
.49%	.48%	.52%	.54%
.75%	1.48%	3.84%	5.95%

See Notes to Financial Statements.

MoneyMart Assets, Inc.	25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

MoneyMart Assets, Inc.

We have audited the accompanying statement of assets and liabilities of the MoneyMart Assets, Inc., hereafter referred to as the “Fund”, including the portfolio of investments, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by other auditors, whose report dated, February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2005

26	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 1.44% of the dividends paid from ordinary income in the fiscal year ended December 31, 2004 qualify for each of these states’ tax exclusion.

In January 2005, you were advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2004.

MoneyMart Assets, Inc.	27

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI) or the Manager.

Independent Directors**

David E.A. Carson (70), Director since 2003*** Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000-May 2000); Chairman (January 1999-December 1999); Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:**** Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 1996*** Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:**** Director of Chartered Semiconductor Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (Software Company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003*** Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co., Inc. (publishing and media), formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:**** Director of Gannett Co., Inc.; Director of Continental Airlines Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of High Yield Plus Fund, Inc. (since 1996).

Robin B. Smith (65), Director since 1996*** Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (Direct Marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:**** Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (61), Director since 1996*** Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

28	Visit our website at www.jennisondryden.com

Clay T. Whitehead (66), Director since 1999*** Oversees 89 Portfolios in Fund complex

Principal Occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:**** Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors**

Robert F. Gunia* (58), Vice President and Director since 1996*** Oversees 167 Portfolios in Fund complex

Principal Occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of the Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc.; American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formally Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Other Directorships held:**** Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the officers of the Company who are not Directors is set forth below.

Officers**

Judy A. Rice (57), President since 2003*** Oversees 93 Portfolios in Fund complex.

Principal Occupations (During Past 5 Years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-In-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Solomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995***

Principal Occupations (During Past 5 Years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc. formerly First Vice President (December 1996-January 2000) of PI; and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (46), Secretary since 2001***

Vice President and Corporate Counsel (since August 1996) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

See Notes to Financial Statements

MoneyMart Assets, Inc.	29

Lee D. Augsburger (45), Chief Compliance Officer since 2004.***

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America, Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

William V. Healey (51), Chief Legal Officer since 2004.***

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002.***

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004.***

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

*	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC), the Subadviser (Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Management Services LLC).

**	Unless otherwise noted, the address of the Directors and officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***	There is no set term of office for Directors and officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or officer.

****	This row includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, ”public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

30	Visit our website at www.jennisondryden.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E. A. Carson • Delayne Dedrick Gold • Robert F. Gunia • Robert E. La Blanc • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead • Douglas H. McCorkindale

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Jonathan D. Shain, Secretary • Maryanne Ryan, Anti-Money Laundering Officer •
Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger,
Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

MoneyMart Assets, Inc.
Share Class	A	B	C	Z
NASDAQ	PBMXX	N/A	N/A	PMZXX
CUSIP	60936A308	60936A506	60936A605	60936A407

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, MoneyMart Assets, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at MoneyMart Assets, Inc., PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

MoneyMart Assets, Inc.
Share Class	A	B	C	Z
NASDAQ	PBMXX	N/A	N/A	PMZXX
CUSIP	60936A308	60936A506	60936A605	60936A407

MF108E    IFS-A100965    Ed. 02/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $15,400 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2004, KPMG, the Registrant’s principal accountant, billed the Registrant $1,000 for professional services provided in connection with the filing of Form N-14. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at MoneyMart Assets, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, MoneyMart Assets, Inc., P.O. Box 13964,

Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at MoneyMart Assets, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MoneyMart Assets, Inc.

By (Signature and Title)*	/s/ JONATHAN D. SHAIN
Jonathan D. Shain
Secretary

Date February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2005

*	Print the name and title of each signing officer under his or her signature.